As filed with the Securities and Exchange Commission on December 30, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21597

PRIMECAP Odyssey Funds

(Exact name of registrant as specified in charter)

225 South Lake Avenue, Suite 400

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Michael J. Ricks

PRIMECAP Management Company

225 South Lake Avenue, Suite 400

Pasadena, CA 91101

(Name and address of agent for service)

(626) 304-9222

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1. Reports to Stockholders.

Item 1. Reports to Stockholders.

ANNUAL REPORT

For the Year Ended October 31, 2014

PRIMECAP ODYSSEY STOCK    (POSKX)

PRIMECAP ODYSSEY GROWTH (POGRX)

PRIMECAP ODYSSEY AGGRESSIVE GROWTH (POAGX)

Table of Contents PRIMECAP Odyssey Funds

Letter to Shareholders PRIMECAP Odyssey Funds

Dear Fellow Shareholders,

For the fiscal year ended October 31, 2014, the PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund produced total returns of +16.45%, +15.82%, and +17.71%, respectively. The PRIMECAP Odyssey Aggressive Growth Fund exceeded the +17.27% total return of the unmanaged S&P 500 Index, while the PRIMECAP Odyssey Stock Fund and the PRIMECAP Odyssey Growth Fund lagged the S&P 500 over the period.

Each of the PRIMECAP Odyssey Funds will distribute capital gains in December 2014. The sizeable gains in the PRIMECAP Aggressive Growth Fund, and to a lesser extent, the PRIMECAP Growth Fund, are due primarily to the acquisition of companies held in the funds at a premium to our cost basis. In addition, each of the funds has realized capital gains from the sale of stocks. We remain mindful of the tax consequences of our investment decisions. As long-term investors, we typically hold stocks for years, not months, which helps minimize capital gain distributions.

The U.S. economy continued to improve during the fiscal year. After declining by 2.1% during the first calendar quarter, driven in part by unusually cold weather, real GDP grew by 4.6% in the second calendar quarter and 3.5% in the third calendar quarter. The unemployment rate declined to 5.9% at the end of September, the lowest level since July 2008. The improving U.S. economy stood in contrast to those of many other countries, and the U.S. Dollar appreciated against most foreign currencies.

Crude oil prices declined precipitously towards the end of the fiscal year. According to the U.S. Energy Information Agency, domestic oil production in August reached its highest level since July 1986. Lower oil prices should benefit transportation companies, for which fuels derived from oil are a significant cost, as well as U.S. consumers, through lower gasoline prices.

The Federal Reserve continued to tighten U.S. monetary policy by concluding its monthly bond purchases in October, though the central bank is expected to maintain very low short-term interest rates for a considerable time. Long-term interest rates, which had risen in calendar 2013, decreased during 2014 with the 10-year Treasury Bond yielding 2.31% on October 31, 2014, down from 2.97% on December 31, 2013.

The S&P 500 continued to appreciate and ended the fiscal year at an all-time high. Small capitalization stocks, as measured by the Russell 2000 Index, significantly underperformed large capitalization stocks during the fiscal year. The energy sector was the worst-performing sector in the S&P 500 over the period, driven by declining oil prices.

Each of the PRIMECAP Odyssey Funds continues to be overweight in the health care and information technology sectors, and underweight in the financials, energy, consumer staples, utilities, and telecommunication services sectors.

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

PRIMECAP Odyssey Stock Fund

From November 1, 2013 to October 31, 2014, the Stock Fund’s total return of +16.45% trailed the S&P 500’s total return of +17.27%.

Unfavorable stock selection, particularly in the health care, energy, and materials sectors, detracted from the fund’s relative results. This was partially offset by strong stock selection in the industrials sector. Sector allocation, including an overweight position in health care, the best-performing sector over the period, and an underweight position in energy, the worst-performing sector over the period, had a positive impact on the fund’s relative results. The largest detractors from the fund’s results were Ascena Retail Group (-37%), Transocean (-33%), and Schweitzer-Mauduit (-28%). These negatives were partially offset by favorable stock selection in the industrials sector, notably Southwest Airlines (+102%) and Curtiss-Wright (+40%).

The top 10 holdings, which collectively represented 26.3% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Stock Fund Top 10 Holdings as of 10/31/14	Ending % of Total Portfolio*
Eli Lilly & Co.	3.6
Amgen Inc.	3.5
Roche Holding AG	3.1
Johnson & Johnson	2.7
Charles Schwab Corp.	2.6
Microsoft Corp.	2.3
Texas Instruments Inc.	2.2
Carnival Corp.	2.2
Southwest Airlines Co.	2.1
L Brands, Inc.	2.0
Total % of Portfolio	26.3

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the Fund.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

PRIMECAP Odyssey Growth Fund

From November 1, 2013 to October 31, 2014, the Growth Fund’s total return was +15.82%, below the S&P 500’s total return of +17.27% and the Russell 1000 Growth Index’s total return of +17.11%.

Unfavorable stock selection in the health care, information technology, and energy sectors detracted from the fund’s results, and was only partially offset by favorable stock selection in the industrials sector. Sector allocations, including overweight positions in health care and information technology, and an underweight position in energy, added to the fund’s relative results. While many of the fund’s largest health care holdings, including Amgen (+42%), Eli Lilly (+38%), and Biogen Idec (+31%), outperformed during the period, these gains were offset by losses in other health care holdings such as ImmunoGen (-44%) and Seattle Genetics (-5%). In the information technology and energy sectors, Cree (-48%) and Transocean (-33%), respectively, were the most significant detractors. The fund’s airline holdings, including Southwest Airlines (+102%), American Airlines Group (+69%), JetBlue Airways (+63%), United Continental (+56%), and Delta Air Lines (+54%) accounted for most of the outperformance in the industrials sector.

The top 10 holdings, which collectively represented 29.3% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Growth Fund Top 10 Holdings as of 10/31/14	Ending % of Total Portfolio*
Amgen Inc.	4.5
Roche Holding AG	3.7
Seattle Genetics, Inc.	3.7
Eli Lilly & Co.	3.0
Biogen Idec Inc.	3.0
L Brands, Inc.	2.4
Microsoft Corp.	2.3
Adobe Systems Inc.	2.3
Charles Schwab Corp.	2.3
Southwest Airlines Co.	2.1
Total % of Portfolio	29.3

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the Fund.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

PRIMECAP Odyssey Aggressive Growth Fund

From November 1, 2013 to October 31, 2014, the Aggressive Growth Fund’s total return of +17.71% exceeded the S&P 500’s total return of +17.27% and the Russell Midcap Growth Index’s total return of +14.59%.

Favorable sector allocations, including overweight positions in health care and information technology, and an underweight position in energy, accounted for most of the fund’s outperformance during the period. This was partially offset by unfavorable stock selection, notably in the energy and consumer discretionary sectors. Rex Energy (-64%), Transocean (-33%), and Solazyme (-27%) were the largest detractors in the energy sector, while Quicksilver (-79%), Ascena (-37%), DreamWorks Animation (-35%), and Shutterfly (-15%) were the largest detractors in the consumer discretionary sector. Strong results in industrials, primarily related to the fund’s airline holdings, partially offset these negatives. Southwest Airlines (+102%), Spirit Airlines (+69%), American Airlines Group (+69%), JetBlue Airways (+63%), United Continental Holdings (+56%), Delta Air Lines (+54%), and Alaska Air Group (+52%) were the largest contributors to the fund’s favorable relative performance in the industrials sector.

The top 10 holdings, which collectively represented 25.9% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Aggressive Growth Fund Top 10 Holdings as of 10/31/14	Ending % of Total Portfolio*
Blackberry Ltd.	3.0
Pharmacyclics, Inc.	3.0
United Continental Holdings, Inc.	2.8
Nektar Therapeutics	2.7
Polypore International, Inc.	2.6
comScore, Inc.	2.5
Micron Technology, Inc.	2.5
Sony Corp. Sponsored ADR	2.4
American Airlines Group, Inc.	2.2
Delta Air Lines, Inc.	2.2
Total % of Portfolio	25.9

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the Fund.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Outlook

Looking ahead, we are less constructive on the outlook for U.S. equities than we have been in recent years, though we continue to believe that many individual stocks are attractively valued, and that stocks represent a more attractive investment than bonds at current prices. As of October 31, 2014, the S&P 500 was trading at approximately 15.5 times 2015 consensus earnings per share of $130, a reasonable valuation by historical standards. S&P 500 earnings per share growth has exceeded revenue per share growth for the past several years as profit margins have expanded, and consensus estimates assume this trend will continue. For 2015, S&P 500 consensus estimates assume 3.7% revenue per share growth and 10.0% earnings per share growth. Corporations may find it increasingly difficult to grow earnings faster than revenues, as corporate profit margins are already near all-time highs.

The funds remain significantly overweight in health care. We believe that favorable global demographic trends and ongoing innovation will create opportunities for health care companies to grow revenues faster than the overall economy for the foreseeable future. Aging populations in developed countries as well as China should lead to greater consumption of health care products and services since elderly people consume significantly more health care resources than the rest of the population. At the same time, rising disposable incomes and household wealth in developing countries should lead to greater consumption of health care products and services by people of all ages. The funds’ investments in biotechnology and pharmaceutical stocks further reflects our belief that the industry’s considerable investment in research and development over the years is driving the development of new and more effective therapies for many diseases, such as cancer, diabetes, and Alzheimer’s. The precipitous decline in the cost of genetic DNA sequencing is allowing researchers to identify unknown diseases and to rapidly develop therapies which improve the standard of care. Increasingly, drugs developed based on a better understanding of the underlying genetic causes of a disease are providing higher cure rates with fewer side effects than conventional treatments.

In conclusion, we remain committed to our investment philosophy, which is to invest in attractively priced individual stocks for the long term. This “bottom-up” approach often results in portfolios that bear little resemblance to market indices; therefore, our results often deviate substantially from such indexes. Furthermore, our long-term investment horizon results in low portfolio turnover, which creates the possibility for extended periods of underperformance when the stocks in our portfolio fall out of favor. We nonetheless believe that this approach can generate superior results for investors over the long term.

Sincerely,

PRIMECAP Management Company

November 12, 2014

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Past performance is not a guarantee of future results.

The funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. All funds may invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. Mutual fund investing involves risk, and loss of principal is possible. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Please refer to the Schedule of Investments for details of fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values (the Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe). The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. You cannot invest directly in an index.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings growth is not a prediction of a fund’s future performance.

The information provided herein represents the opinions of PRIMECAP Management Company and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Performance Graphs PRIMECAP Odyssey Stock Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Stock Fund from November 1, 2004 (inception) to October 31, 2014, compared to the S&P 500. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund’s inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2014
	1 Year	Annualized 5 Year	Annualized Since Inception^
PRIMECAP Odyssey Stock Fund	16.45%	16.41%	9.92%
S&P 500*	17.27%	16.69%	8.20%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Growth Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Growth Fund from November 1, 2004 (inception) to October 31, 2014, compared to the S&P 500. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund’s inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2014
	1 Year	Annualized 5 Year	Annualized Since Inception^
PRIMECAP Odyssey Growth Fund	15.82%	17.43%	10.76%
S&P 500*	17.27%	16.69%	8.20%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Aggressive Growth Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Aggressive Growth Fund from November 1, 2004 (inception) to October 31, 2014, compared to the S&P 500. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund’s inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2014
	1 Year	Annualized 5 Year	Annualized Since Inception^
PRIMECAP Odyssey Aggressive Growth Fund	17.71%	23.62%	13.77%
S&P 500*	17.27%	16.69%	8.20%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Sector Breakdown PRIMECAP Odyssey Funds

PRIMECAP Odyssey Stock Fund

Consumer Discretionary	11.2%
Consumer Staples	1.1%
Energy	3.4%
Financials	10.5%
Health Care	23.9%
Industrials	10.7%
Information Technology	23.8%
Materials	2.8%
Utilities	0.5%
Short-Term Investments, net of Other Liabilities	12.1%
Total	100.0%

PRIMECAP Odyssey Growth Fund

Consumer Discretionary	11.2%
Consumer Staples	0.3%
Energy	2.5%
Financials	4.5%
Health Care	34.5%
Industrials	10.2%
Information Technology	29.7%
Materials	1.2%
Short-Term Investments and Other Assets	5.9%
Total	100.0%

The tables above list sector allocations as a percentage of each fund’s total net assets as of October 31, 2014. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Sector Breakdown

PRIMECAP Odyssey Funds

continued

PRIMECAP Odyssey Aggressive Growth Fund

Consumer Discretionary	14.8%
Consumer Staples	0.4%
Energy	3.2%
Financials	2.3%
Health Care	27.9%
Industrials	16.4%
Information Technology	31.1%
Materials	0.7%
Telecommunication Services	0.8%
Short-Term Investments, net of Other Liabilities	2.4%
Total	100.0%

The table above lists sector allocations as a percentage of the fund’s total net assets as of October 31, 2014. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Schedule of Investments PRIMECAP Odyssey Stock Fund October 31, 2014

Shares		Value
COMMON STOCKS – 87.9%
Consumer Discretionary – 11.2%
2,042,100	Ascena Retail Group, Inc. (a)	$25,424,145
73,200	Bed Bath & Beyond, Inc. (a)	4,929,288
246,600	CarMax, Inc. (a)	13,787,406
2,000,500	Carnival Corp.	80,320,075
54,900	DIRECTV (a)	4,764,771
1,003,137	L Brands, Inc.	72,346,241
60,000	Newell Rubbermaid, Inc.	1,999,800
660,100	Ross Stores, Inc.	53,283,272
2,787,450	Sony Corp. – ADR	55,247,259
193,400	TJX Cos., Inc.	12,246,088
1,752,100	Tribune Publishing Co. (b)	33,395,026
443,106	Urban Outfitters, Inc. (a)	13,452,698
225,000	Walt Disney Co. (The)	20,560,500
29,600	Whirlpool Corp.	5,092,680

		396,849,249

Consumer Staples – 1.1%
161,500	CVS Caremark Corp.	13,858,315
70,000	Kellogg Co.	4,477,200
205,000	PepsiCo, Inc.	19,714,850

		38,050,365

Energy – 3.4%
338,200	Cameron International Corp. (a)	20,139,810
75,000	Encana Corp.	1,397,250
60,000	EOG Resources, Inc.	5,703,000
95,000	Exxon Mobil Corp.	9,187,450
45,000	National Oilwell Varco, Inc.	3,268,800
27,000	Noble Energy, Inc.	1,556,010
60,000	Range Resources Corp.	4,104,000
165,763	Schlumberger Ltd.	16,354,178
80,000	Southwestern Energy Co. (a)	2,600,800
1,840,800	Transocean Ltd.	54,911,064

		119,222,362

Financials – 10.5%
75,000	American Express Co.	6,746,250
3,309,900	Charles Schwab Corp. (The)	94,894,833
70,000	Chubb Corp. (The)	6,955,200
807,100	CME Group, Inc.	67,643,051
542,900	Comerica, Inc.	25,918,046

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2014 – continued

Shares		Value
Financials (continued)
156,000	Discover Financial Services	$9,949,680
684,950	Marsh & McLennan Cos., Inc.	37,240,731
281,600	Mercury General Corp.	14,958,592
777,600	Progressive Corp. (The)	20,536,416
1,227,908	Wells Fargo & Co.	65,189,636
548,200	Willis Group Holdings PLC	22,218,546

		372,250,981

Health Care – 23.9%
959,900	Abbott Laboratories	41,842,041
683,200	AbbVie, Inc.	43,355,872
75,000	Affymetrix, Inc. (a)	675,750
896,600	Agilent Technologies, Inc.	49,564,048
783,500	Amgen, Inc.	127,068,030
144,600	Biogen Idec, Inc. (a)	46,428,168
117,900	Boston Scientific Corp. (a)	1,565,712
1,935,300	Eli Lilly & Co.	128,368,449
386,735	GlaxoSmithKline PLC – ADR	17,592,575
894,800	Johnson & Johnson	96,441,544
760,800	Medtronic, Inc.	51,856,128
518,350	Novartis AG – ADR	48,045,861
652,223	PerkinElmer, Inc.	28,319,523
375,044	Roche Holding AG – CHF	110,585,650
455,000	Sanofi – ADR	21,039,200
265,000	Thermo Fisher Scientific, Inc.	31,156,050

		843,904,601

Industrials – 10.7%
616,100	Airbus Group N.V. – EUR	36,750,285
95,200	Alaska Air Group, Inc.	5,067,496
203,300	Boeing Co. (The)	25,394,203
154,600	C.H. Robinson Worldwide, Inc.	10,699,866
135,000	Caterpillar, Inc.	13,690,350
54,000	CIRCOR International, Inc.	4,058,100
185,000	CSX Corp.	6,591,550
490,628	Curtiss-Wright Corp.	33,956,364
40,000	Deere & Co.	3,421,600
201,900	FedEx Corp.	33,798,060
267,950	Honeywell International, Inc.	25,755,354
145,600	Jacobs Engineering Group, Inc. (a)	6,908,720
57,531	Matson, Inc.	1,639,058
232,000	Norfolk Southern Corp.	25,668,480

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2014 – continued

Shares		Value
Industrials (continued)
10,250	NOW, Inc. (a)	$308,115
128,000	Pentair Ltd.	8,582,400
100,000	Republic Services, Inc.	3,840,000
544,700	Ritchie Bros. Auctioneers, Inc.	13,285,233
97,000	Rockwell Automation, Inc.	10,897,950
155,000	Safran S.A. – EUR	9,809,020
2,154,200	Southwest Airlines Co.	74,276,816
181,700	United Parcel Service, Inc. – Class B	19,062,147
56,000	United Technologies Corp.	5,992,000

		379,453,167

Information Technology – 23.8%
431,000	Activision Blizzard, Inc.	8,598,450
472,600	Adobe Systems, Inc. (a)	33,138,712
606,100	Altera Corp.	20,831,657
595,800	Analog Devices, Inc.	29,563,596
975,000	Applied Materials, Inc.	21,537,750
2,471,600	Cisco Systems, Inc.	60,480,052
750,000	Corning, Inc.	15,322,500
455,000	Diebold, Inc.	16,120,650
911,000	eBay, Inc. (a)	47,827,500
290,500	Electronic Arts, Inc. (a)	11,901,785
558,700	EMC Corp.	16,051,451
20,500	Google, Inc. – Class A (a)	11,641,335
26,500	Google, Inc. – Class C (a)	14,815,620
1,442,900	Hewlett-Packard Co.	51,771,252
1,339,600	Intel Corp.	45,559,796
56,100	Intuit, Inc.	4,937,361
731,012	Keysight Technologies, Inc. (a) (c)	23,026,878
556,000	KLA-Tencor Corp.	44,007,400
5,789,100	L.M. Ericsson Telephone Co. – ADR	68,542,944
49,000	MasterCard, Inc. – Class A	4,103,750
1,768,100	Microsoft Corp.	83,012,295
668,200	NetApp, Inc.	28,598,960
331,400	NeuStar, Inc. – Class A (a)	8,752,274
525,000	NVIDIA Corp.	10,258,500
455,500	QUALCOMM, Inc.	35,761,305
315,664	Symantec Corp.	7,834,780
1,632,800	Texas Instruments, Inc.	81,084,848
200,000	Thomson Reuters Corp.	7,444,000
99,200	Visa, Inc. – Class A	23,949,856

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2014 – continued

Shares		Value
Information Technology (continued)
100,000	Xilinx, Inc.	$4,448,000
24,800	Yahoo!, Inc. (a)	1,142,040

		842,067,297

Materials – 2.8%
320,000	Celanese Corp. – Series A	18,793,600
389,700	Dow Chemical Co. (The)	19,251,180
157,800	E.I. du Pont de Nemours and Co.	10,911,870
70,000	Greif, Inc. – Class A	3,084,200
37,751	Greif, Inc. – Class B	1,895,855
50,000	LyondellBasell Industries N.V. – Class A	4,581,500
134,900	Monsanto Co.	15,518,896
136,900	Potash Corp. of Saskatchewan, Inc.	4,677,873
481,200	Schweitzer-Mauduit International, Inc.	20,720,472

		99,435,446

Utilities – 0.5%
22,000	Exelon Corp.	804,980
372,379	Public Service Enterprise Group, Inc.	15,382,977

		16,187,957

TOTAL COMMON STOCKS (Cost $2,174,625,865)		$3,107,421,425

SHORT-TERM INVESTMENTS – 14.1%
260,184,840	Dreyfus Treasury & Agency Cash Management Fund	260,184,840
236,877,542	Dreyfus Treasury Prime Cash Management Fund	236,877,542

TOTAL SHORT-TERM INVESTMENTS (Cost $497,062,382)		497,062,382

TOTAL INVESTMENTS (Cost $2,671,688,247) – 102.0%		3,604,483,807
Liabilities in Excess of Other Assets – (2.0)%		(71,963,838)

TOTAL NET ASSETS – 100.0%		$3,532,519,969

ADR	American Depository Receipt
CHF	Swiss Francs
EUR	Euros
(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company.
(c)	A when-issued security that is purchased with a settlement period greater than the standard trade date plus three trading days. When-issued transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the purchase price.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Growth Fund October 31, 2014

Shares		Value
COMMON STOCKS – 94.1%
Consumer Discretionary – 11.2%
1,945,000	Ascena Retail Group, Inc. (a)	$24,215,250
154,200	Bed Bath & Beyond, Inc. (a)	10,383,828
963,215	CarMax, Inc. (a)	53,853,350
1,891,400	Carnival Corp.	75,939,710
161,800	DIRECTV (a)	14,042,622
1,900,000	DreamWorks Animation SKG, Inc. – Class A (a)	42,332,000
150,000	Gildan Activewear, Inc.	8,944,500
1,570,381	L Brands, Inc.	113,255,878
1,340,000	Norwegian Cruise Line Holdings Ltd. (a)	52,260,000
68,000	Ross Stores, Inc.	5,488,960
100,000	Royal Caribbean Cruises Ltd.	6,797,000
762,100	Shutterfly, Inc. (a)	31,878,643
3,455,000	Sony Corp. – ADR	68,478,100
126,000	TJX Cos., Inc.	7,978,320
293,600	Urban Outfitters, Inc. (a)	8,913,696

		524,761,857

Consumer Staples – 0.3%
149,000	CVS Caremark Corp.	12,785,690

Energy – 2.5%
130,000	Encana Corp.	2,421,900
172,000	EOG Resources, Inc.	16,348,600
322,300	Frank’s International N.V.	5,553,229
70,000	National Oilwell Varco, Inc.	5,084,800
70,200	Noble Energy, Inc.	4,045,626
120,000	Range Resources Corp.	8,208,000
132,700	Schlumberger Ltd.	13,092,182
175,000	Southwestern Energy Co. (a)	5,689,250
2,000,000	Transocean Ltd.	59,660,000

		120,103,587

Financials – 4.5%
3,703,823	Charles Schwab Corp. (The)	106,188,605
100,000	Chubb Corp. (The)	9,936,000
341,500	CME Group, Inc.	28,621,115
171,000	Discover Financial Services	10,906,380
540,350	Marsh & McLennan Cos., Inc.	29,378,830
54,571	Progressive Corp. (The)	1,441,220
450,000	Wells Fargo & Co.	23,890,500

		210,362,650

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2014 – continued

Shares		Value
Health Care – 34.5%
852,018	Abbott Laboratories	$37,139,465
1,914,800	Abiomed, Inc. (a)	62,786,292
3,623,600	Accuray, Inc. (a)	22,937,388
564,200	Affymetrix, Inc. (a)	5,083,442
261,177	Agilent Technologies, Inc.	14,437,865
1,313,800	Amgen, Inc.	213,072,084
439,900	Biogen Idec, Inc. (a)	141,243,092
359,800	BioMarin Pharmaceutical, Inc. (a)	29,683,500
1,275,300	Boston Scientific Corp. (a)	16,935,984
970,100	Cepheid, Inc. (a)	51,425,001
193,700	Charles River Laboratories International, Inc. (a)	12,234,092
2,155,651	Eli Lilly & Co.	142,984,331
57,000	GlaxoSmithKline PLC – ADR	2,592,930
463,400	Illumina, Inc. (a)	89,241,572
5,855,100	ImmunoGen, Inc. (a) (b)	54,218,226
620,200	Insulet Corp. (a)	26,774,034
588,537	Johnson & Johnson	63,432,518
642,200	Medtronic, Inc.	43,772,352
535,000	Momenta Pharmaceuticals, Inc. (a)	5,836,850
4,454,056	Nektar Therapeutics (a)	61,421,432
516,750	Novartis AG – ADR	47,897,557
220,000	NuVasive, Inc. (a)	8,998,000
433,000	OraSure Technologies, Inc. (a)	3,875,350
150,000	PerkinElmer, Inc.	6,513,000
3,296,614	QIAGEN N.V. (a)	77,338,564
586,500	Roche Holding AG – CHF	172,935,665
4,670,000	Seattle Genetics, Inc. (a)	171,248,900
184,400	Thermo Fisher Scientific, Inc.	21,679,908
118,500	Waters Corp. (a)	13,129,800

		1,620,869,194

Industrials – 10.2%
563,400	AECOM Technology Corp. (a)	18,338,670
513,100	Airbus Group N.V. – EUR	30,606,349
1,040,000	American Airlines Group, Inc.	43,004,000
190,000	C.H. Robinson Worldwide, Inc.	13,149,900
133,600	Caterpillar, Inc.	13,548,376
180,000	CIRCOR International, Inc.	13,527,000
458,000	Curtiss-Wright Corp.	31,698,180
1,150,000	Delta Air Lines, Inc.	46,264,500
170,000	Expeditors International of Washington, Inc.	7,252,200

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2014 – continued

Shares		Value
Industrials (continued)
40,900	FedEx Corp.	$6,846,660
176,000	IDEX Corp.	13,184,160
675,894	Jacobs Engineering Group, Inc. (a)	32,071,170
1,227,550	JetBlue Airways Corp. (a)	14,165,927
17,500	NOW, Inc. (a)	526,050
40,000	Pall Corp.	3,656,800
489,000	Ritchie Bros. Auctioneers, Inc.	11,926,710
33,100	Rockwell Automation, Inc.	3,718,785
2,823,200	Southwest Airlines Co.	97,343,936
1,294,100	United Continental Holdings, Inc. (a)	68,341,421
86,000	United Parcel Service, Inc. – Class B	9,022,260

		478,193,054

Information Technology – 29.7%
1,530,900	Adobe Systems, Inc. (a)	107,346,708
305,000	Alibaba Group Holding Ltd. – ADR (a)	30,073,000
877,200	Altera Corp.	30,149,364
132,000	Analog Devices, Inc.	6,549,840
301,700	Applied Materials, Inc.	6,664,553
272,517	ASML Holding N.V.	27,164,495
6,551,050	BlackBerry Ltd. (a)	68,786,025
704,000	Cisco Systems, Inc.	17,226,880
350,000	Corning, Inc.	7,150,500
1,320,100	Cree, Inc. (a)	41,556,748
34,300	eBay, Inc. (a)	1,800,750
950,600	Electronic Arts, Inc. (a)	38,946,082
357,775	Ellie Mae, Inc. (a)	13,731,405
1,553,700	EMC Corp.	44,637,801
105,000	F5 Networks, Inc. (a)	12,912,900
4,258,700	Flextronics International Ltd. (a)	45,653,264
658,418	FormFactor, Inc. (a)	5,247,591
84,367	Google, Inc. – Class A (a)	47,909,488
84,767	Google, Inc. – Class C (a)	47,391,534
1,468,500	Hewlett-Packard Co.	52,689,780
1,479,200	Intel Corp.	50,307,592
105,000	Intuit, Inc.	9,241,050
415,000	Jabil Circuit, Inc.	8,694,250
73,522	Keysight Technologies, Inc. (when issued) (a)	2,315,943
371,000	KLA-Tencor Corp.	29,364,650
4,360,000	L.M. Ericsson Telephone Co. – ADR	51,622,400
725,000	Micron Technology, Inc. (a)	23,990,250
2,345,400	Microsoft Corp.	110,116,530

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2014 – continued

Shares		Value
Information Technology (continued)
1,141,411	NetApp, Inc.	$48,852,391
195,900	NeuStar, Inc. – Class A (a)	5,173,719
1,863,000	Nuance Communications, Inc. (a)	28,746,090
675,000	NVIDIA Corp.	13,189,500
845,500	QUALCOMM, Inc.	66,380,205
160,000	Rambus, Inc. (a)	1,832,000
595,400	SanDisk Corp.	56,050,956
275,000	Stratasys Ltd. (a)	33,099,000
216,800	Symantec Corp.	5,380,976
1,793,895	Texas Instruments, Inc.	89,084,826
883,200	Trimble Navigation Ltd. (a)	23,722,752
285,000	Visa, Inc. – Class A	68,807,550
100,000	VMware, Inc. – Class A (a)	8,357,000
120,000	Xilinx, Inc.	5,337,600

		1,393,255,938

Materials – 1.2%
394,500	Monsanto Co.	45,383,280
100,000	Praxair, Inc.	12,599,000

		57,982,280

TOTAL COMMON STOCKS (Cost $2,807,632,303)		$4,418,314,250

SHORT-TERM INVESTMENTS – 5.9%
275,608,703	Dreyfus Treasury Prime Cash Management Fund	275,608,703

TOTAL SHORT-TERM INVESTMENTS (Cost $275,608,703)		275,608,703

TOTAL INVESTMENTS (Cost $3,083,241,006) – 100.0%		4,693,922,953
Other Assets in Excess of Liabilities – 0.0%		2,287,418

TOTAL NET ASSETS – 100.0%		$4,696,210,371

ADR	American Depository Receipt
CHF	Swiss Francs
EUR	Euros
(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Aggressive Growth Fund October 31, 2014

Shares		Value
COMMON STOCKS – 97.6%
Consumer Discretionary – 14.8%
2,048,000	Ascena Retail Group, Inc. (a)	$25,497,600
1,283,400	CarMax, Inc. (a)	71,754,894
543,883	Chegg, Inc. (a)	3,616,822
74,700	DIRECTV (a)	6,483,213
5,506,700	DreamWorks Animation SKG, Inc. – Class A (a) (b)	122,689,276
144,150	Gildan Activewear, Inc.	8,595,665
5,460,000	Quiksilver, Inc. (a)	9,555,000
1,066,201	Royal Caribbean Cruises Ltd.	72,469,682
2,338,963	Shutterfly, Inc. (a) (b)	97,838,822
7,307,000	Sony Corp. – ADR	144,824,740
263,790	Tesla Motors, Inc. (a)	63,758,043
1,776,500	Tribune Media Co. – Class A (a)	119,025,500
1,532,251	Tribune Publishing Co. (b)	29,204,704
4,356,000	Tuesday Morning Corp. (a) (b)	88,818,840
608,900	Urban Outfitters, Inc. (a)	18,486,204

		882,619,005

Consumer Staples – 0.4%
2,916,736	Boulder Brands, Inc. (a)	25,900,616
12,000	Post Holdings, Inc. (a)	450,000

		26,350,616

Energy – 3.2%
520,400	Cabot Oil & Gas Corp.	16,184,440
160,000	Cameron International Corp. (a)	9,528,000
120,000	EOG Resources, Inc.	11,406,000
85,800	National Oilwell Varco, Inc.	6,232,512
107,000	Range Resources Corp.	7,318,800
1,715,000	Rex Energy Corp. (a)	13,445,600
6,290,313	Solazyme, Inc. (a) (b)	48,246,701
2,530,582	Transocean Ltd.	75,487,261

		187,849,314

Financials – 2.3%
847,100	CME Group, Inc.	70,995,451
116,500	Discover Financial Services	7,430,370
905,820	MarketAxess Holdings, Inc.	58,561,263

		136,987,084

Health Care – 27.9%
1,826,886	Abaxis, Inc. (b)	96,203,817
1,503,300	Abbott Laboratories	65,528,847

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2014 – continued

Shares		Value
Health Care (continued)
2,632,173	Abiomed, Inc. (a) (b)	$86,308,953
3,666,900	Accuray, Inc. (a)	23,211,477
4,850,000	Affymetrix, Inc. (a) (b)	43,698,500
6,800	Avalanche Biotechnologies, Inc. (a)	243,984
202,600	Biogen Idec, Inc. (a)	65,050,808
594,300	BioMarin Pharmaceutical, Inc. (a)	49,029,750
99,000	Boston Scientific Corp. (a)	1,314,720
5,175,500	Cardica, Inc. (a) (b)	5,095,797
973,700	Cepheid, Inc. (a)	51,615,837
591,500	Charles River Laboratories International, Inc. (a)	37,359,140
7,743,820	Dyax Corp. (a) (b)	95,791,053
1,247,062	Epizyme, Inc. (a)	33,084,555
2,030,000	Exact Sciences Corp. (a)	48,862,100
2,795,532	Fluidigm Corp. (a) (b)	81,070,428
1,600	Foundation Medicine, Inc. (a)	41,408
113,000	Illumina, Inc. (a)	21,761,540
3,769,817	ImmunoGen, Inc. (a)	34,908,505
1,014,356	Insulet Corp. (a)	43,789,749
1,352,200	KaloBios Pharmaceuticals, Inc. (a)	2,325,784
777,638	Luminex Corp. (a)	14,775,122
1,769,283	Momenta Pharmaceuticals, Inc. (a)	19,302,878
11,462,130	Nektar Therapeutics (a) (b)	158,062,773
268,733	Novadaq Technologies, Inc. (a)	4,197,609
505,000	NuVasive, Inc. (a)	20,654,500
144,100	OncoMed Pharmaceuticals, Inc. (a)	2,992,957
1,523,900	OraSure Technologies, Inc. (a)	13,638,905
1,352,339	Pharmacyclics, Inc. (a)	176,710,137
5,491,114	QIAGEN N.V. (a)	128,821,534
426,400	Roche Holding AG – CHF	125,728,504
2,975,700	Seattle Genetics, Inc. (a)	109,118,919
259,800	Xencor, Inc. (a)	2,803,242
74,000	XenoPort, Inc. (a)	501,720

		1,663,605,552

Industrials – 16.4%
375,000	AECOM Technology Corp. (a)	12,206,250
772,400	Alaska Air Group, Inc.	41,114,852
3,500	Allegiant Travel Co.	467,145
3,223,700	American Airlines Group, Inc.	133,299,995
125,000	C.H. Robinson Worldwide, Inc.	8,651,250

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2014 – continued

Shares		Value
Industrials (continued)
809,000	CIRCOR International, Inc.	$60,796,350
23,000	Colfax Corp. (a)	1,250,740
16,000	Controladora Comercial Mexicana, S.A. de C.V. – ADR (a)	132,000
232,974	Curtiss-Wright Corp.	16,124,131
3,293,900	Delta Air Lines, Inc.	132,513,597
42,800	Esterline Technologies Corp. (a)	5,012,308
265,000	Hawaiian Holdings, Inc. (a)	4,595,100
584,500	Hertz Global Holdings, Inc. (a)	12,812,240
927,600	Jacobs Engineering Group, Inc. (a)	44,014,620
6,630,925	JetBlue Airways Corp. (a)	76,520,874
385,000	NCI Building Systems, Inc. (a)	7,649,950
202,000	NN, Inc.	5,050,000
21,200	NOW, Inc. (a)	637,272
3,469,100	Polypore International, Inc. (a) (b)	152,362,872
575,372	Ritchie Bros. Auctioneers, Inc.	14,033,323
907,000	Southwest Airlines Co.	31,273,360
470,500	Spirit Airlines, Inc. (a)	34,398,255
2,400	TransDigm Group, Inc. (a)	448,872
148,137	Trex Co., Inc. (a)	6,369,891
3,174,600	United Continental Holdings, Inc. (a)	167,650,626
880,000	UTi Worldwide, Inc.	9,618,400

		979,004,273

Information Technology – 31.1%
90,000	A10 Networks, Inc. (a)	396,000
1,062,100	Adobe Systems, Inc. (a)	74,474,452
891,200	Altera Corp.	30,630,544
15,000	Applied Materials, Inc.	331,350
7,700	Arista Networks, Inc. (a)	625,625
151,500	ASML Holding N.V.	15,101,520
2,251,023	Audience, Inc. (a) (b)	8,396,316
10,720,400	Axcelis Technologies, Inc. (a) (b)	23,370,472
17,312,618	BlackBerry Ltd. (a)	181,782,489
15,000	Broadcom Corp. – Class A	628,200
3,530,360	comScore, Inc. (a) (b)	148,769,370
720,430	Cray, Inc. (a)	24,970,104
1,675,300	Cree, Inc. (a)	52,738,444
16,900	eBay, Inc. (a)	887,250
856,400	Electronic Arts, Inc. (a)	35,086,708
2,790,800	Ellie Mae, Inc. (a) (b)	107,110,904

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2014 – continued

Shares		Value
Information Technology (continued)
1,780,000	EMC Corp.	$51,139,400
624,200	F5 Networks, Inc. (a)	76,764,116
1,390,222	FARO Technologies, Inc. (a) (b)	77,852,432
374,000	FEI Co.	31,520,720
300	FireEye, Inc. (a)	10,197
7,555,900	Flextronics International Ltd. (a)	80,999,248
1,116,300	FormFactor, Inc. (a)	8,896,911
73,370	Google, Inc. – Class A (a)	41,664,622
73,370	Google, Inc. – Class C (a)	41,019,700
2,038,725	Guidance Software, Inc. (a) (b)	13,720,619
93,000	Hewlett-Packard Co.	3,336,840
243,700	Intuit, Inc.	21,448,037
700,000	Jabil Circuit, Inc.	14,665,000
18,288	Keysight Technologies, Inc. (a) (c)	576,072
558,500	KLA-Tencor Corp.	44,205,275
4,451,500	Micron Technology, Inc. (a)	147,300,135
46,419	Mobileye N.V. (a)	2,414,252
1,696,567	NetApp, Inc.	72,613,068
537,714	NeuStar, Inc. – Class A (a)	14,201,027
23,800	Nimble Storage, Inc. (a)	651,168
2,934,006	Nuance Communications, Inc. (a)	45,271,712
2,692,455	NVIDIA Corp.	52,610,571
3,283,592	Peregrine Semiconductor Corp. (a) (b)	40,815,048
706,300	QUALCOMM, Inc.	55,451,613
137,200	Rambus, Inc. (a)	1,570,940
785,500	SanDisk Corp.	73,946,970
8,305,200	ServiceSource International, Inc. (a) (b)	31,725,864
200,000	SMART Technologies, Inc. – Class A (a)	270,000
310,000	Stratasys Ltd. (a)	37,311,600
709,000	Trimble Navigation Ltd. (a)	19,043,740
700	Twitter, Inc. (a)	29,029
390,000	Universal Display Corp. (a)	12,199,200
125,000	VMware, Inc. – Class A (a)	10,446,250
1,374,000	Xoom Corp. (a)	20,747,400

		1,851,738,524

Materials – 0.7%
2,325,000	Marrone Bio Innovations, Inc. (a) (b)	6,091,500
284,300	Monsanto Co.	32,705,872

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2014 – continued

Shares		Value
Materials (continued)
94,100	Potash Corp. of Saskatchewan, Inc.	$3,215,397

		42,012,769

Telecommunication Services – 0.8%
8,284,943	Sprint Corp. (a)	49,129,712

TOTAL COMMON STOCKS (Cost $3,902,727,567)		$5,819,296,849

SHORT-TERM INVESTMENTS – 2.5%
148,159,027	Dreyfus Treasury Prime Cash Management Fund	148,159,027

TOTAL SHORT-TERM INVESTMENTS (Cost $148,159,027)		148,159,027

TOTAL INVESTMENTS (Cost $4,050,886,594) – 100.1%		5,967,455,876
Liabilities in Excess of Other Assets – (0.1)%		(4,924,385)

TOTAL NET ASSETS – 100.0%		$5,962,531,491

ADR	American Depository Receipt
CHF	Swiss Francs
(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company.
(c)	A when-issued security that is purchased with a settlement period greater than the standard trade date plus three trading days. When-issued transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the purchase price.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund's administrator.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities PRIMECAP Odyssey Funds October 31, 2014

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
ASSETS
Investments, at cost	$2,671,688,247	$3,083,241,006	$4,050,886,594

Investments, at value (unaffiliated)	$3,571,088,781	$4,639,704,727	$4,404,210,815
Investments, at value (affiliated)	33,395,026	54,218,226	1,563,245,061
Cash	1,616,750	407,781	—
Receivable for investments sold	130,925	19,492,897	10,915,063
Receivable for dividends and interest	3,567,861	4,366,156	2,723,283
Receivable for fund shares sold	6,873,835	9,183,919	7,117,337
Prepaid expenses	42,860	63,366	89,767

Total assets	3,616,716,038	4,727,437,072	5,988,301,326

LIABILITIES
Payable for investments purchased	76,213,115	21,929,420	13,497,376
Payable for fund shares repurchased	3,296,066	2,499,902	3,528,968
Payable to the advisor (Note 6)	4,210,727	6,213,408	8,014,265
Other accrued expenses and liabilities	476,161	583,971	729,226

Total liabilities	84,196,069	31,226,701	25,769,835

NET ASSETS	$3,532,519,969	$4,696,210,371	$5,962,531,491

Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	149,772,161	179,647,788	179,545,427

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$23.59	$26.14	$33.21

COMPONENTS OF NET ASSETS
Paid-in capital	$2,518,822,911	$2,951,689,919	$3,781,646,994
Undistributed net investment income	29,594,566	19,604,351	—
Accumulated net realized gain	51,386,341	114,365,540	264,406,526
Net unrealized appreciation	932,716,151	1,610,550,561	1,916,477,971

Net assets	$3,532,519,969	$4,696,210,371	$5,962,531,491

The accompanying notes are an integral part of these financial statements.

Statements of Operations PRIMECAP Odyssey Funds For the Year Ended October 31, 2014

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
INVESTMENT INCOME
Income
Dividends [1,2]	$51,732,708	$49,416,059	$29,570,968
Interest income	167	111	137

Total income	51,732,875	49,416,170	29,571,105

Expenses
Advisory fees	14,559,126	23,177,975	30,321,327
Shareholder servicing	839,241	1,872,483	1,987,879
Custody	163,574	240,974	265,473
Trustee fees	65,532	65,532	65,532
Other	830,010	1,216,488	1,654,325

Total expenses	16,457,483	26,573,452	34,294,536

Net investment income (loss)	35,275,392	22,842,718	(4,723,431)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on:
Investments [3]	60,873,459	128,037,118	286,679,248
Foreign currency transactions	18,456	28,407	20,598
Change in unrealized appreciation/depreciation on:
Investments	312,188,980	457,447,081	566,323,190
Foreign currency translations	(109,276)	(180,298)	(125,377)

Net realized and unrealized gain on investments and foreign currency	372,971,619	585,332,308	852,897,659

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$408,247,011	$608,175,026	$848,174,228

[1]	Net of foreign taxes withheld of $1,241,043, $1,344,886, and $779,556, respectively.
[2]	Includes dividend income from affiliates of $0, $0, and $358,440, respectively.
[3]	Includes net realized gain on sales of affiliated companies of $0, $0, and $231,562,715, respectively.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets PRIMECAP Odyssey Stock Fund

	Year Ended October 31, 2014	Year Ended October 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$35,275,392	$27,951,221
Net realized gain on:
Investments	60,873,459	22,820,507
Foreign currency transactions	18,456	857
Change in unrealized appreciation/depreciation on:
Investments	312,188,980	422,421,292
Foreign currency translations	(109,276)	21,589

Net increase in net assets resulting from operations	408,247,011	473,215,466

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(25,544,000)	(24,438,073)
Net realized gain on investments	(7,013,392)	—

Net decrease in net assets resulting from distributions paid	(32,557,392)	(24,438,073)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,379,398,107	753,218,807
Proceeds from reinvestment of distributions	19,473,550	15,171,281
Cost of shares repurchased	(376,708,561)	(604,701,573)

Net increase from capital share transactions	1,022,163,096	163,688,515

Total increase in net assets	1,397,852,715	612,465,908

NET ASSETS
Beginning of year	2,134,667,254	1,522,201,346

End of year (includes undistributed net investment income of $29,594,566 and $19,844,718, respectively)	$3,532,519,969	$2,134,667,254

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	103,820,982	96,638,419

Shares sold	62,248,954	41,278,823
Shares issued on reinvestment of distributions	943,029	946,431
Shares repurchased	(17,240,804)	(35,042,691)

Net increase in capital shares	45,951,179	7,182,563

Shares outstanding, end of year	149,772,161	103,820,982

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets PRIMECAP Odyssey Growth Fund

	Year Ended October 31, 2014	Year Ended October 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$22,842,718	$14,468,549
Net realized gain on:
Investments	128,037,118	83,865,357
Foreign currency transactions	28,407	11,118
Change in unrealized appreciation/depreciation on:
Investments	457,447,081	777,290,285
Foreign currency translations	(180,298)	23,999

Net increase in net assets resulting from operations	608,175,026	875,659,308

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(12,772,829)	(13,581,594)
Net realized gain on investments	(73,025,511)	—

Net decrease in net assets resulting from distributions paid	(85,798,340)	(13,581,594)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,300,616,020	1,182,683,153
Proceeds from reinvestment of distributions	81,199,742	13,044,088
Cost of shares repurchased	(869,158,941)	(598,524,953)

Net increase from capital share transactions	512,656,821	597,202,288

Total increase in net assets	1,035,033,507	1,459,280,002

NET ASSETS
Beginning of year	3,661,176,864	2,201,896,862

End of year (includes undistributed net investment income of $19,604,351 and $9,506,055, respectively)	$4,696,210,371	$3,661,176,864

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	158,564,375	130,856,379

Shares sold	53,188,883	57,190,566
Shares issued on reinvestment of distributions	3,512,100	750,091
Shares repurchased	(35,617,570)	(30,232,661)

Net increase in capital shares	21,083,413	27,707,996

Shares outstanding, end of year	179,647,788	158,564,375

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets PRIMECAP Odyssey Aggressive Growth Fund

	Year Ended October 31, 2014	Year Ended October 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(4,723,431)	$(6,476,265)
Net realized gain (loss) on:
Investments	286,679,248	94,867,847
Foreign currency transactions	20,598	(5,033)
Change in unrealized appreciation/depreciation on:
Investments	566,323,190	1,065,943,783
Foreign currency translations	(125,377)	27,641

Net increase in net assets resulting from operations	848,174,228	1,154,357,973

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN ON INVESTMENTS	(82,866,081)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,984,230,161	2,300,559,886
Proceeds from reinvestment of distributions	78,132,373	—
Cost of shares repurchased	(1,308,262,342)	(553,246,175)

Net increase from capital share transactions	754,100,192	1,747,313,711

Total increase in net assets	1,519,408,339	2,901,671,684

NET ASSETS
Beginning of year	4,443,123,152	1,541,451,468

End of year	$5,962,531,491	$4,443,123,152

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	154,739,429	81,752,723

Shares sold	65,025,913	96,167,742
Shares issued on reinvestment of distributions	2,702,289	—
Shares repurchased	(42,922,204)	(23,181,036)

Net increase in capital shares	24,805,998	72,986,706

Shares outstanding, end of year	179,545,427	154,739,429

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Stock Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013	Year Ended Oct. 31, 2012	Year Ended Oct. 31, 2011	Year Ended Oct. 31, 2010

Net asset value, beginning of the year	$20.56	$15.75	$14.32	$13.48	$11.69

Income from investment operations:
Net investment income	0.25	0.27	0.21	0.16	0.09 [1]
Net realized and unrealized gain on investments and foreign currency	3.09	4.79	1.40	0.79	1.79

Total from investment operations	3.34	5.06	1.61	0.95	1.88

Less:
Dividends from net investment income	(0.24)	(0.25)	(0.18)	(0.11)	(0.09)
Distributions from net realized gain	(0.07)	—	—	—	—

Total distributions	(0.31)	(0.25)	(0.18)	(0.11)	(0.09)

Net asset value, end of year	$23.59	$20.56	$15.75	$14.32	$13.48

Total return	16.45%	32.55%	11.39%	7.05%	16.14%

Ratios/supplemental data:
Net assets, end of year (millions)	$3,532.5	$2,134.7	$1,522.2	$904.3	$607.1

Ratio of expenses to average net assets	0.62%	0.63%	0.66%	0.66%	0.71%

Ratio of net investment income to average net assets	1.34%	1.65%	1.57%	1.25%	1.37%[1]

Portfolio turnover rate	8%	15%	11%	24%	3%

[1]	Investment income per share reflects a special dividend of $0.05. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.74%.

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Growth Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013	Year Ended Oct. 31, 2012	Year Ended Oct. 31, 2011	Year Ended Oct. 31, 2010

Net asset value, beginning of the year	$23.09	$16.83	$15.44	$14.70	$12.18

Income from investment operations:
Net investment income	0.13	0.10	0.09	0.04	0.02
Net realized and unrealized gain on investments and foreign currency	3.45	6.26	1.42	0.71	2.53

Total from investment operations	3.58	6.36	1.51	0.75	2.55

Less:
Dividend from investment income	(0.08)	(0.10)	(0.06)	(0.01)	(0.03)
Distributions from net realized gain	(0.45)	—	(0.06)	—	—

Total distributions	(0.53)	(0.10)	(0.12)	(0.01)	(0.03)

Net asset value, end of year	$26.14	$23.09	$16.83	$15.44	$14.70

Total return	15.82%	38.02%	9.86%	5.13%	20.96%

Ratios/supplemental data:
Net assets, end of year (millions)	$4,696.2	$3,661.2	$2,201.9	$1,821.9	$1,451.2

Ratio of expenses to average net assets	0.63%	0.65%	0.67%	0.66%	0.68%

Ratio of net investment income to average net assets	0.54%	0.51%	0.55%	0.26%	0.15%

Portfolio turnover rate	10%	10%	12%	13%	5%

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Aggressive Growth Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013	Year Ended Oct. 31, 2012	Year Ended Oct. 31, 2011	Year Ended Oct. 31, 2010

Net asset value, beginning of the year	$28.71	$18.86	$16.99	$16.17	$12.33

Income from investment operations:
Net investment loss	(0.03)	(0.04)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain on investments and foreign currency	5.04	9.89	2.24	1.40	3.89

Total from investment operations	5.01	9.85	2.19	1.35	3.84

Less:
Distributions from net realized gain	(0.51)	—	(0.32)	(0.53)	—

Net asset value, end of year	$33.21	$28.71	$18.86	$16.99	$16.17

Total return	17.71%	52.23%	13.25%	8.50%	31.14%

Ratios/supplemental data:
Net assets, end of year (millions)	$5,962.5	$4,443.1	$1,541.5	$1,134.5	$809.9

Ratio of expenses to average net assets	0.62%	0.64%	0.68%	0.68%	0.71%

Ratio of net investment loss to average net assets	(0.09%)	(0.23%)	(0.32%)	(0.33%)	(0.45%)

Portfolio turnover rate	13%	11%	14%	11%	15%

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements PRIMECAP Odyssey Funds For the Year Ended October 31, 2014

(1)  Organization

PRIMECAP Odyssey Funds (the “Trust”) was organized on June 8, 2004 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of three series: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the “Funds”), each of which is diversified within the meaning of the 1940 Act. PRIMECAP Management Company (the “Investment Advisor”) serves as investment advisor to the Funds. Each Fund commenced operations on November 1, 2004.

Each Fund’s investment objective is to achieve long-term capital appreciation. Each Fund is authorized to issue unlimited shares of beneficial interest. All shares of each Fund have equal rights with respect to voting. Effective January 20, 2014, the PRIMECAP Odyssey Aggressive Growth Fund closed to most new investors.

(2)  Significant Accounting Policies

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Auditing Standards Codification Topic 946.

A.	Security Valuation

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Non-U.S. traded stocks are valued at the last sale price or official closing price in the primary local market where the stock is traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and ask price. Because trading on most non-U.S. exchanges is normally completed before the close of the New York Stock Exchange, the value of securities traded on foreign exchanges can change by the time a Fund calculates its net asset value per share (“NAV”). To address these changes, the Funds may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movement in securities indices, specific security prices, and exchange rates in foreign markets.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Trust’s Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of a security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2014 – continued

subjective judgments, and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

B.	Share Valuation

The NAV of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund. The result is rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

C.	Foreign Currency

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates as of 4 p.m. Eastern time on the valuation date. Purchases and sales of investments and dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. Realized foreign exchange gains or losses arise from 1) sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on securities transactions; and 3) the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. Foreign securities and currency transactions may involve risks not associated with U.S. securities and currency.

D.	Federal Income Taxes

Each Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). Each Fund intends to distribute substantially all of its taxable income and any accumulated net realized capital gains. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be reclaimed. The Funds will accrue such taxes and reclaims as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Each Fund has adopted accounting standards regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2014 – continued

expense in the Statement of Operations. During the year ended October 31, 2014, the Funds did not incur any interest or penalties. As of October 31, 2014, open tax years include the tax years ended October 31, 2011 through October 31, 2014. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

E.	Allocation of Expenses

Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds by an appropriate method based on the nature of the expense.

F.	Security Transactions, Investment Income, and Distributions

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

H.	Indemnification Obligations

Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be minimal.

(3)  Investment Transactions

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2014 were as follows:

Fund	Purchases	Sales
PRIMECAP Odyssey Stock Fund	$1,044,061,707	$196,071,485
PRIMECAP Odyssey Growth Fund	$957,630,628	$360,981,241
PRIMECAP Odyssey Aggressive Growth Fund	$1,627,876,609	$625,554,079

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2014 – continued

(4)  Valuation Measurements

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities to which the Trust has access at the date of measurement.

Level 2 –	Other significant observable inputs (including quoted prices for similar or related securities in both active and inactive markets, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs to the extent observable inputs are unavailable (including the Funds’ own assumptions in determining fair value of investments based on the best available information).

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2014 – continued

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of October 31, 2014. There were no transfers into or out of Level 1, Level 2, or Level 3 during the reporting period. These assets are measured on a recurring basis.

Fund	Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

PRIMECAP Odyssey Stock Fund	Equity Common Stock[1]	$3,107,421,425	$—	$—	$3,107,421,425

	Total Equity	$3,107,421,425	$—	$—	$3,107,421,425

	Short-Term Investments	$497,062,382	$—	$—	$497,062,382

	Total Investments in Securities	$3,604,483,807	$—	$—	$3,604,483,807

PRIMECAP Odyssey Growth Fund	Equity Common Stock[1]	$4,418,314,250	$—	$—	$4,418,314,250

	Total Equity	$4,418,314,250	$—	$—	$4,418,314,250

	Short-Term Investments	$275,608,703	$—	$—	$275,608,703

	Total Investments in Securities	$4,693,922,953	$—	$—	$4,693,922,953

PRIMECAP Odyssey Aggressive Growth Fund	Equity Common Stock[1]	$5,819,296,849	$—	$—	$5,819,296,849

	Total Equity	$5,819,296,849	$—	$—	$5,819,296,849

	Short-Term Investments	$148,159,027	$—	$—	$148,159,027

	Total Investments in Securities	$5,967,455,876	$—	$—	$5,967,455,876

[1]	Refer to each Fund’s respective Schedule of Investments for the breakdown of major categories.

(5)  Distribution to Shareholders

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2014 – continued

As of October 31, 2014, the components of capital on a tax basis were as follows:

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
Cost of investments for tax purposes[1]	$2,675,548,357	$3,087,600,697	$4,059,737,598

Gross tax unrealized appreciation	984,062,086	1,737,237,291	2,189,651,757
Gross tax unrealized depreciation	(55,206,045)	(131,046,421)	(282,024,790)

Net tax unrealized appreciation	928,856,041	1,606,190,870	1,907,626,967

Undistributed ordinary income	34,662,597	37,018,979	43,677,955
Undistributed long-term capital gain	50,178,420	101,310,603	229,579,575

Total distributable earnings	84,841,017	138,329,582	273,257,530

Other accumulated gain (loss)	—	—	—

Total accumulated gain	$1,013,697,058	$1,744,520,452	$2,180,884,497

[1]	At October 31, 2014 the differences in the basis for federal income tax purposes and financial reporting purposes are due to the tax deferral of losses on wash sales.

U.S. GAAP requires that permanent book-to-tax differences be reclassified among the components of net assets. These reclassifications have no effect on net assets or NAV. For the fiscal year ended October 31, 2014, the following reclassifications were made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
PRIMECAP Odyssey Stock Fund	$18,456	$(5,539,955)	$5,521,499
PRIMECAP Odyssey Growth Fund	28,407	(9,630,459)	9,602,052
PRIMECAP Odyssey Aggressive Growth Fund	4,723,431	(19,396,996)	14,673,565

The Funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net realized capital gains. The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund reclassified $5,521,499, $9,602,052, and $14,673,565, respectively, from Accumulated Net Realized Gain to Paid In Capital. Other permanent book-to-tax differences that required reclassification among the Funds’ capital accounts related to foreign currency adjustments and net operating losses.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2014 – continued

Tax components of dividends paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	October 31, 2014		October 31, 2013
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Stock Fund	$25,544,000	$7,013,392	$24,438,073	$—
Growth Fund	$12,772,829	$73,025,511	$13,581,594	$—
Aggressive Growth Fund	$17,599,428	$65,266,653	$—	$—

The Funds designated as long-term capital gain dividends, pursuant to IRC Section 852 (b) (3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended October 31, 2014.

(6)  Investment Advisory and Other Agreements

The Trust has entered into an investment management agreement with the Investment Advisor on behalf of each Fund. For its services to the Funds, the Investment Advisor receives a fee paid quarterly at the annual rate of 0.60% of the first $100 million of each Fund’s average daily net assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. For the year ended October 31, 2014, each Fund paid the Investment Advisor at an effective annual rate of 0.55% of its respective average net assets.

The Bank of New York Mellon serves as the Funds’ custodian. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the administrator, fund accountant, and transfer agent to the Funds. Quasar Distributors, LLC, an affiliate of USBFS, serves as the Funds’ distributor.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2014 – continued

(7)  Other Affiliates

Certain of the Funds’ investments are in companies that are considered to be affiliated companies of a Fund because the Fund owns 5% or more of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

PRIMECAP Odyssey Stock Fund

		Current Period Transactions
Common Stock	Market Value at October 31, 2013	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Market Value at October 31, 2014
Tribune Publishing Co. (1)	$—	$36,374,877	$—	$—	$—	$33,395,026

Total	$—	$36,374,877	$—	$—	$—	$33,395,026

PRIMECAP Odyssey Growth Fund

		Current Period Transactions
Common Stock	Market Value at October 31, 2013	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Market Value at October 31, 2014
ImmunoGen, Inc.	$96,374,946	$—	$—	$—	$—	$54,218,226

Total	$96,374,946	$—	$—	$—	$—	$54,218,226

(1)	As of October 31, 2013, the company was not an affiliate.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2014 – continued

PRIMECAP Odyssey Aggressive Growth Fund

		Current Period Transactions
Common Stock	Market Value at October 31, 2013	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Market Value at October 31, 2014
Abaxis, Inc. (1)	$—	$71,094,194	$600,112	$358,440	$(60,636)	$96,203,817
Abiomed, Inc.	64,052,330	—	973,727	—	175,110	86,308,953
Active Network, Inc. (2)(3)	63,250,088	—	63,512,900	—	40,045,273	N/A
Affymetrix, Inc.	34,289,500	—	—	—	—	43,698,500
Audience, Inc. (1)	—	13,967,578	155,028	—	(90,337)	8,396,316
Axcelis Technologies, Inc. (1)	—	21,576,783	4,929	—	(2,542)	23,370,472
Boulder Brands, Inc. (2)	54,306,708	1,607,089	7,705,644	—	4,457,833	N/A
Cardica, Inc. (1)	—	2,727,808	4,753	—	(22,305)	5,095,797
comScore, Inc.	75,571,107	23,230,423	1,185,797	—	(44,386)	148,769,370
DreamWorks Animation SKG, Inc.	140,271,008	36,124,938	825,851	—	(352,339)	122,689,276
Dyax, Corp.	65,347,274	—	1,596,790	—	257,985	95,791,053
Ellie Mae, Inc. (1)	—	44,531,184	—	—	—	107,110,904
FARO Technologies, Inc.	59,621,050	5,755,751	—	—	—	77,852,432
Fluidigm Corp.	79,450,025	8,200,821	—	—	—	81,070,428
Guidance Software, Inc.	14,491,794	3,329,188	—	—	—	13,720,619
InterMune, Inc. (2) (4)	59,331,581	15,286,482	264,882,158	—	187,614,441	N/A
Marrone Bio Innovations, Inc. (1)	—	28,237,532	—	—	—	6,091,500
Nektar Therapeutics	68,357,880	56,227,927	585,674	—	(140,702)	158,062,773
Peregrine Semiconductor Corp.	24,003,167	2,409,151	—	—	—	40,815,048
Polypore International, Inc. (1)	—	58,264,778	—	—	—	152,362,872
ServiceSource International, Inc. (1)	—	50,234,042	—	—	—	31,725,864
Shutterfly, Inc. (1)	—	59,800,736	582,749	—	(274,680)	97,838,822
Solazyme, Inc. (1)	—	35,523,258	—	—	—	48,246,701
Tribune Publishing Co. (1) (5)	—	23,752,099	—	—	—	29,204,704
Tuesday Morning Corp.	60,451,630	1,304,790	—	—	—	88,818,840

Total	$862,795,142	$563,186,552	$342,616,112	$358,440	$231,562,715	$1,563,245,061

(1)	As of October 31, 2013, the company was not an affiliate.
(2)	No longer an affiliate as of October 31, 2014.
(3)	Included in “Proceeds from Securities Sold” are proceeds received when Active Network, Inc. was acquired in an all cash transaction.
(4)	Included in “Proceeds from Securities Sold” are proceeds received when InterMune, Inc. was acquired in an all cash transaction.
(5)	In addition to the Fund’s purchases of Tribune Publishing Co., $6,793,924 was allocated to the cost basis of Tribune Publishing Co. at the time it was spun-off of Tribune Co.

(8)  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of the PRIMECAP Odyssey Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund and PRIMECAP Odyssey Aggressive Growth Fund (the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 16, 2014

Expense Example PRIMECAP Odyssey Funds (Unaudited)

As a shareholder of one or more of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This expense example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense example is based on an investment of $1,000 invested for a six-month period beginning May 1, 2014 through October 31, 2014.

Actual Expenses

The information in the table adjacent to the heading “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table adjacent to the heading “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information adjacent to the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

Expense Example

PRIMECAP Odyssey Funds

(Unaudited) – continued

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period[1] (5/1/14 to 10/31/14)	Expense Ratio During Period[1] (5/1/14 to 10/31/14)
PRIMECAP Odyssey Stock Fund
Actual Performance	$1,000.00	$1,083.60	$3.25	0.62%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,022.09	$3.15	0.62%
PRIMECAP Odyssey Growth Fund
Actual Performance	$1,000.00	$1,105.30	$3.32	0.63%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,022.05	$3.19	0.63%
PRIMECAP Odyssey Aggressive Growth Fund
Actual Performance	$1,000.00	$1,125.40	$3.31	0.62%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,022.09	$3.15	0.62%

[1]

Expenses are equal to a Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) to reflect the one-half year period.

Additional Information PRIMECAP Odyssey Funds (Unaudited)

Additional Tax Information

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 100%, 100% and 71.20%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as qualified dividend income.

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 100%, 100% and 40.30%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as dividends qualifying for the dividends received deduction available for corporate shareholders.

PRIMECAP Odyssey Aggressive Growth Fund designates 100% of ordinary income distributions paid during the fiscal year ended October 31, 2014 as short-term capital gain under Internal Revenue Code 871(k)(2)(C).

Proxy Voting Procedures

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling toll-free 1-800-729-2307. This information is also available through the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available, without charge, by calling toll-free 1-800-729-2307. The Funds’ Forms N-Q are also available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Approval of the Renewal of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of PRIMECAP Odyssey Funds (the “Trust”) is comprised of five Trustees, four of whom are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”). In September 2014, the Board of Trustees, including the Independent Trustees, approved a one-year renewal of the Trust’s investment advisory agreement with PRIMECAP Management Company (the “Advisor”) with respect to the series of the Trust (the “Funds”).

General Information

As part of the annual contract review process, the Independent Trustees, through Trust counsel, requested and received extensive materials, including information related to the nature, extent,

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

and quality of the services provided to the Funds by the Advisor; the short- and long-term performance of each Fund relative to the performance of market indices and other funds in its category as selected by Morningstar, Inc. (“Morningstar”); the advisory fees paid to the Advisor and the total expense ratio of each Fund compared to the advisory fees and the total expense ratios of other funds in the Fund’s Morningstar category; financial information for the Advisor and information related to the profitability to the Advisor of the investment advisory agreement with the Trust; the extent to which the Advisor expects to achieve economies of scale in connection with the services it provides to each Fund; any ancillary or “fall out” benefits that the Advisor may derive from its relationship with the Funds; and the personnel of the Advisor providing services to the Funds. The Independent Trustees also requested and received information regarding the Advisor’s risk controls, risk evaluation processes, compliance program (including brokerage and trading processes), business continuity plans, and other matters.

The Trust engaged Morningstar to prepare an independent expense and performance analysis for each Fund and comparable funds managed by other advisors identified by Morningstar. The Board reviewed the Morningstar materials, which included comparisons of the performance and risk profile of each Fund to those of relevant market indices and of other funds in the relevant Morningstar institutional category and in a smaller group of funds selected by Morningstar (each a “peer group”). The Morningstar materials also included for each Fund comparisons of advisory fees and total expenses to those of other funds in the relevant Morningstar category and peer group.

With respect to investment performance, the Trustees noted that the Advisor had made quarterly presentations to the Board regarding the Funds’ portfolio construction, investment strategies, and results. The Trustees noted that in addition to meeting with the Funds’ portfolio managers on a quarterly basis, they also received presentations from different analysts throughout the year on specific investment sectors and each Fund’s investments in those sectors. In considering the renewal of the agreement, the Board also took into account other information it had received at past Board and committee meetings with respect to various matters.

The Independent Trustees reviewed information from Trust counsel regarding their responsibilities in considering whether to renew the investment advisory agreement for an additional one-year period. In connection with their deliberations, the Board considered such information and factors that they believed to be relevant. The Board considered renewal of the investment advisory agreement separately for each Fund, although the Board took into account the common interests of all the Funds in its review. In considering these matters, the Board discussed the renewal of the investment advisory agreement with management, and the Independent Trustees met in a private session with Trust counsel at which no employees of the Advisor were present.

In deciding to approve the renewal of the investment advisory agreement, the Board and the Independent Trustees did not identify a single factor that was controlling. The Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval. The following summary describes the key factors considered by the Independent Trustees and their conclusions that formed the basis for approving the renewal of the investment advisory agreement in light of the legal advice furnished by counsel and their own business judgment.

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

This summary is not inclusive of all of the factors considered, and each Board member did not necessarily attribute the same weight to each factor.

Nature, Extent, and Quality of Services

The Board considered the services provided by the Advisor to the Funds under the investment advisory agreement, including the background, education, and experience of the Advisor’s key portfolio management, compliance, and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract, and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability, and integrity of the Advisor’s senior management, the time that senior management commits to the Funds, and the Advisor’s demonstrated commitment to the Funds; its investment philosophy and processes, including its brokerage and trading practices; its disaster recovery and contingency planning; its oversight of the Funds’ internal control environment with regard to compliance with applicable laws and regulations; and the significant investment by each portfolio manager in the Funds that he manages, aligning his interests with those of Fund shareholders. The Board and the Independent Trustees concluded that the nature, extent, and quality of services provided under the investment advisory agreement were of a high level and satisfactory.

Investment Performance

The Board assessed the performance of each Fund compared with the performance of its benchmark, the S&P 500 Index, and other funds in the Fund’s Morningstar institutional category and peer group for the one-year, three-year and five-year periods ended July 31, 2014. The Board made the following observations in reviewing the Funds’ performance:

•

The annualized total returns of the PRIMECAP Odyssey Stock Fund were higher than the returns of the S&P 500 Index and the median returns of funds in the Morningstar Large Relative Value category and the Fund’s peer group for all time periods.

•

The annualized total returns of the PRIMECAP Odyssey Growth Fund were above the S&P 500 Index and the medians of the Morningstar All-Cap Growth category and the Fund’s peer group for the three- and five-year periods. For the one-year period, the Fund underperformed the S&P 500 Index by 248 basis points, and the medians of the Morningstar All-Cap Growth category and the Fund’s peer group by 465 basis points and 536 basis points, respectively.

•

The annualized total returns of the PRIMECAP Odyssey Aggressive Growth Fund were above the returns of the S&P 500 Index and the median returns of the Morningstar All-Cap Growth category and the Fund’s peer group for all time periods.

Based on the information provided to them and in consideration of the specific investment objectives and risk profiles of each Fund, the Board and the Independent Trustees concluded that the performance of each Fund was satisfactory.

Advisory Fees and Fund Expenses

The Board reviewed the advisory fees and expenses paid by each Fund compared to those of other funds in the same Morningstar category (for the Stock Fund – Large Blend funds; for the Growth

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

Fund – Large Growth funds; and for the Aggressive Growth Fund – Mid-Cap Growth funds), and of other funds in the Fund’s peer group, which was selected by Morningstar and was comprised of funds comparable to the Fund with fee structures and characteristics similar to those of the Funds (e.g., no distribution or shareholder servicing fees, and excluding load funds, index and enhanced index funds, funds of funds, and multi-manager funds). The Independent Trustees observed that the advisory fee and the total expense ratio of each Fund were below medians of the funds in the relevant Morningstar category and the Fund’s peer group.

The Board also reviewed the fees charged by the Advisor to other clients, including other mutual funds for which it provides sub-advisory services. The Board noted that although those fees were lower than those charged by the Advisor to the Funds, the differences appropriately reflected the investment, operational, and regulatory differences between advising other clients and the Funds, which are subject to certain requirements under the 1940 Act that do not apply to those other clients. The Board and the Independent Trustees determined that the advisory fees and expenses charged to the Funds were reasonable in consideration of the services provided.

Costs and Profits of the Advisor

The Board reviewed information regarding the Advisor’s financial position and concluded that the Advisor would be able to continue to provide advisory services to the Funds. The Board also reviewed information relating to the Advisor’s profitability with respect to the investment advisory agreement and concluded that the profit levels were reasonable in light of the nature, extent, and quality of the services provided by the Advisor to the Funds. The Board noted that the Advisor had closed the Aggressive Growth Fund in January 2014 to most new investors, limiting the growth of the Fund and consequently future profits to the Advisor as it relates to the Aggressive Growth Fund. In considering the Advisor’s profitability, the Independent Trustees recognized the importance of the profitability of the Advisor, not only in maintaining its own financial condition, but also in maintaining an environment in which it is able to attract and retain talented investment professionals.

Economies of Scale and Other Benefits to the Investment Advisor

The Board and the Independent Trustees noted that the Investment Advisory Agreement provides for a fee breakpoint at $100 million in assets for each Fund and concluded that the Funds had benefitted from economies of scale achieved by the Advisor through advisory fees that are generally low relative to other actively managed funds with similar investment objectives. The Board also considered the benefits received by the Advisor as a result of its relationship with the Funds, including investment advisory fees, any research received by broker-dealers providing execution services to the Funds, and the intangible benefits of the Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Advisor pursuant to the investment advisory agreement is fair and reasonable in light of the services being provided by the Advisor to each Fund and its shareholders, and that renewal of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Management PRIMECAP Odyssey Funds (Unaudited)

Portfolio Managers

PRIMECAP Management Company has five portfolio managers who together have more than 110 years of investment experience. The portfolio managers primarily responsible for overseeing the Funds’ investments are:

Name	Years of Experience
Theo A. Kolokotrones	44
Joel P. Fried	29
Alfred W. Mordecai	17
M. Mohsin Ansari	14
James Marchetti	9

Each of these five individuals manages a portion of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund. A portion of each Fund’s assets may be managed by individuals in the Investment Advisor’s research department.

Officers and Trustees

The Trust’s officers, who oversee the Funds’ daily operations, are appointed by the Board of Trustees. The trustees are responsible for the overall management of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the trustees and is available, without charge, by calling 1-800-729-2307 or at the Funds’ website at www.odysseyfunds.com.

Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers.

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Theo A. Kolokotrones 225 South Lake Ave. Pasadena, CA 91101-3005 (1946)	Co-Chief Executive Officer	Indefinite; Since 09/04	Chairman, Director, Portfolio Manager, and Principal PRIMECAP Management Company
Joel P. Fried 225 South Lake Ave. Pasadena, CA 91101-3005 (1962)	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, Portfolio Manager, and Principal PRIMECAP Management Company

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Alfred W. Mordecai 225 South Lake Ave. Pasadena, CA 91101-3005 (1967)	Co-Chief Executive Officer	Indefinite; Since 10/12	Executive Vice President, Director, Portfolio Manager, and Principal PRIMECAP Management Company
Michael J. Ricks 225 South Lake Ave. Pasadena, CA 91101-3005 (1977)	Chief Financial Officer, Chief Administrative Officer, and Secretary	Indefinite; Since 03/11	Director of Fund Administration PRIMECAP Management Company (since 2011); Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2001-2011)
Karen Chen 225 South Lake Ave. Pasadena, CA 91101-3005 (1973)	Vice President of Compliance, Chief Compliance Officer, and AML Officer	Indefinite; Since 10/04	Chief Compliance Officer, Director of Compliance and Reporting PRIMECAP Management Company

“Independent” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex by Trustee[1]	Other Director- ships Held by Trustee
Benjamin F. Hammon 225 South Lake Ave. Pasadena, CA 91101-3005 (1935)	Chairman of the Board and Trustee	Indefinite; Since 09/04	Retired; Private investor	3	None
Wayne H. Smith 225 South Lake Ave. Pasadena, CA 91101-3005 (1941)	Chairman of the Audit Committee and Trustee	Indefinite; Since 09/04	Retired; Private investor	3	None
Joseph G. Uzelac 225 South Lake Ave. Pasadena, CA 91101-3005 (1944)	Trustee	Indefinite; Since 10/07	Retired; Private investor	3	None
Elizabeth D. Obershaw 225 South Lake Ave. Pasadena, CA 91101-3005 (1960)	Trustee	Indefinite; Since 06/08	Managing Director, Horsley Bridge Partners, an investment advisor (2007-present)	3	None

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

“Interested” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is an “interested person” of the Trust as defined by the 1940 Act.

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex by Trustee[1]	Other Director- ships Held by Trustee
Joel P. Fried[2] 225 South Lake Ave. Pasadena, CA 91101-3005 (1962)	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, Portfolio Manager, and Principal PRIMECAP Management Company	3	None

[1]	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.
[2]	Mr. Fried is an “interested person” of the Trust, as defined by the 1940 Act, because of his employ- ment with PRIMECAP Management Company, the investment advisor to the Trust.

Privacy Notice PRIMECAP Odyssey Funds

PRIMECAP Management Company

Maintaining the confidentiality of client personal financial information is very important to PRIMECAP Odyssey Funds (the “Trust”) and PRIMECAP Management Company (the “Advisor”). The Advisor and the Trust may collect several types of nonpublic personal information about investors, including:

•	Information from forms that investors may fill out and send to the Advisor or the Trust in connection with an account (such as name, address, and social security number).

•	Information an investor may give the Advisor or the Trust orally.

•	Information about the amount investors have invested in an account.

•	Information about any bank account investors may use for transfers between a bank account and a shareholder account.

The Advisor and the Trust will not sell or disclose client personal information to anyone except as permitted or required by law. For example, information collected may be shared with the independent auditors in the course of the annual audit of the Advisor or the Trust. The Advisor or the Trust may also share this information with the Advisor’s or the Trust’s legal counsel, as deemed appropriate, and with regulators. Finally, the Advisor or the Trust may disclose information about clients or investors at the client’s or investor’s request (for example, by sending duplicate account statements to someone designated by the client or investor), or as otherwise permitted or required by law.

Within the Advisor and the Trust, access to information about clients and investors is restricted to those employees or service providers who need to know the information to service client accounts. The Advisor’s employees are trained to follow its procedures to protect client privacy and are instructed to access information about clients only when they have a business reason to obtain it.

The Advisor and the Trust reserve the right to change this privacy policy in the future, but we will not disclose investor nonpublic personal information except as required or permitted by law without giving the investor an opportunity to instruct us not to do so.

Investment Advisor

PRIMECAP MANAGEMENT COMPANY

225 South Lake Avenue, Suite 400

Pasadena, California 91101

•

Distributor

QUASAR DISTRIBUTORS, LLC

615 East Michigan Street, 4th Floor

Milwaukee, Wisconsin 53202

•

Custodian

THE BANK OF NEW YORK MELLON

One Wall Street

New York, New York 10286

•

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

•

Administrator

U.S. BANCORP FUND SERVICES, LLC

2020 East Financial Way, Suite 100

Glendora, California 91741

•

Legal Counsel

Morgan, Lewis & Bockius

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

•

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Three Embarcadero Center

San Francisco, California 94111

This report is intended for the shareholders of the PRIMECAP Odyssey Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

PRIMECAP, PRIMECAP Odyssey, and the PRIMECAP Odyssey logo are trademarks of PRIMECAP Management Company.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officers and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when such person calls the registrant at 1-800-729-2307.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wayne Smith is the registrant’s “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and specifically relate to the accountant’s review of the registrant’s federal and state tax returns. There were no other services provided by the principal accountant to the registrant during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed to the registrant for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2014	FYE 10/31/2013
Audit Fees	$110,000	$92,000
Audit-Related Fees	$0	$0
Tax Fees	$13,950	$13,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed to the registrant by its principal accountant applicable to non-audit services that were pre-approved by the audit committee were as follows:

	FYE 10/31/2014	FYE 10/31/2013
Audit-Related Fees	100%	100%
Tax Fees	100%	100%
All Other Fees	100%	100%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the aggregate non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other entity, controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), for the last two fiscal years.

Non-Audit Related Fees	FYE 10/31/2014	FYE 10/31/2013
Registrant	$13,950	$13,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s Co-Chief Executive Officers and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that such disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by other officers of the registrant and by the registrant’s service providers.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 6, 2006.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMECAP Odyssey Funds

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 23, 2014

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 23, 2014

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 23, 2014

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 23, 2014

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 23, 2014

By	/s/ Michael J. Ricks
Michael J. Ricks, Chief Financial Officer

Date	December 23, 2014